                                                                  EXECUTION COPY

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of March 8, 2007, between Principal Commercial Funding
II, LLC ("PCFII"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and Bear Stearns
Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

          PCFII desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the
"Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the
"Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Moody's
Investors Service, Inc. and Standard & Poor's Ratings Services, a division of
The McGraw Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer") and as loan specific special servicer, Wells Fargo Bank,
National Association, as a master servicer (in such capacity, a "Master
Servicer"), as certificate administrator (in such capacity, the "Certificate
Administrator") and as tax administrator (in such capacity, the "Tax
Administrator"), ARCap Servicing, Inc., as a special servicer (a "Special
Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee").
Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof).
It is anticipated that BSCMSI will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase

agreement, dated the date hereof (the "Certificate Purchase Agreement"), among
BSCMSI and the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated September 13, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated March 8, 2007 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          PCFII will indemnify the Depositor, the Underwriters the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among PCFII, the Depositor, the
Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $548,985,047, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of March
29, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off
Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan
Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the
Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan
Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage
Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off
Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller)
together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective
Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage
Loan Group Intercreditor Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

          The parties acknowledge that a servicing rights purchase agreement dated as of the date hereof will be executed between the applicable Master
Servicer for the Mortgage Loans sold hereunder and the Mortgage Loan Seller, which agreement shall entitle the Mortgage Loan Seller (as the present owner of the Mortgage Loans) to a separate payment from such Master Servicer in exchange for the benefit of such Master Servicer becoming the applicable Master Servicer of the Mortgage Loans sold hereunder (and any Replacement Pooled Mortgage Loan therefor) and also will contemplate the execution and delivery of the PCFII
Primary Servicing Agreement providing for the primary servicing of the Mortgage
Loans sold hereunder (and any Replacement Pooled Mortgage Loans therefor) by
Principal Global Investors, LLC (or a successor thereto).

          (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not
intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage

Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage Loans on or prior to their respective Cut-Off Dates or, in the case of a Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v)
notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the
Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

          (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage
Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of
Credit and Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer (or a Primary Servicer on its behalf) for each
Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan
Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan
(exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such
Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has

been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage
Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation
(except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and
Servicing Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is
45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan
(exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee either the Mortgage Loan
Seller's (i) rights as the beneficiary thereof and drawing party thereunder or
(ii) right to receive the proceeds of any draw under such Letter of Credit (it being acknowledged that the Mortgage Loan Seller shall not be required to change the named beneficiary of such Letter of Credit). In addition, the Mortgage Loan
Seller hereby agrees that (i) the proceeds of such Letter of Credit belong to the Trustee on behalf of the Certificateholders, (ii) it shall notify, on or before the Closing Date, the bank issuing such Letter of Credit that such Letter of Credit and the proceeds thereof belong to the Trustee, and shall use reasonable efforts to obtain within 30 days (but in any event to obtain within
90 days) following the Closing Date, an acknowledgement thereof by the bank or a reissued letter of credit and (iii) it will indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Mortgage Loan Seller to assign to the Trust all rights in and to such Letter of Credit as set forth herein, including the right and power to draw on such
Letter of Credit. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related
Mortgaged Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage
Loan). For purposes of this paragraph, the relevant definition of "Mortgage
File" shall be the definition of such term set forth in the Pooling and
Servicing Agreement as in full force and effect on the Closing Date.

          (d) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement Pooled
Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and
Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete
(to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such assignment of
UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. With respect to each
Mortgage, Assignment of Leases and UCC Financing Statement that has been recorded in the name of MERS or its designee (if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage, Assignment of Leases or UCC Financing Statement on the
records of MERS.

          (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by

the Pooling and Servicing Agreement and a Primary Servicing Agreement or
Sub-Servicing Agreement and except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related
Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans.

          (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
Mortgage Loans to the Purchaser in exchange for the consideration specified in
Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

          SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

          (b) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

          (c) The Mortgage Loan Seller hereby represents and warrants, as of the
Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

          (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the
Purchaser (or with respect to any Serviced Non-Pooled Pari Passu Companion Loan that is deposited into an Other Securitization, the depositor in such Other
Securitization) and the Certificate Administrator with any Additional Form 10-D
Disclosure and any Additional Form 10-K Disclosure opposite which "Pooled
Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

          (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

          (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files

to the Purchaser or its designee and shall inure to the benefit of the
Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage
File, (i) on the Closing Date of

the Mortgage Note (or a lost note affidavit and indemnity with a copy of the
Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity)
or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the Mortgage Loan
Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of
Leases as described by clauses (ii) and (iii) of the definition of "Mortgage
File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

          If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

               (A) the Mortgage Loan Seller (at its expense) delivers or causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material Breach has actually occurred without regard to the provisions of this paragraph (the
     "Affected Loan(s)") and the operation of the remaining provisions of this
     Section 5(a) will not result in an Adverse REMIC Event with respect to any
     REMIC Pool, or an Adverse Grantor Event with respect to either Grantor
     Trust Pool, under the Pooling and Servicing Agreement; and

               (B) both of the following conditions would be satisfied if the
     Mortgage Loan Seller were to repurchase or replace only the Affected Loans and not the Other Crossed Loans:

                    (i) the debt service coverage ratio for all such Other
          Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x

                                       10

          below the debt service coverage ratio for the Cross-Collateralized
          Group (including the Affected Loan(s)) set forth in Appendix B to the
          Prospectus Supplement, (B) the debt service coverage ratio for the
          Cross-Collateralized Group (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                    (ii) the loan-to-value ratio for the Other Crossed Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the
          Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the
          Affected Loan(s)) at the time of repurchase or replacement, and (C)
          75%.

               The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan
     Seller to (in which case the Mortgage Loan Seller shall) cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the
     Appraisal is approved by the Mortgage Loan Seller and the Controlling Class
     Representative (such approval not to be unreasonably withheld in each case).

               With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the
     Purchaser agree to forbear from enforcing any remedies against the other's
     Primary Collateral but each is permitted to exercise remedies against the
     Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected
     Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other
     Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the
     Mortgage Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
     Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the
     Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph.

                                       11

     The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

               All costs and expenses incurred by the Trustee and the applicable
     Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase
     Price for the Affected Loan(s) to be repurchased or replaced.

          (b) Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage
Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Replacement
Mortgage Loan, in which case, absent a cure of the relevant Material Breach or
Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each
Replacement Mortgage Loan (if any) after the related date of substitution, and
Monthly Payments due with respect to each corresponding Deleted Mortgage Loan
(if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the
Pooling and Servicing Agreement. Upon any substitution of one or more
Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          (c) Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan

                                       12

to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

          (d) It is understood and agreed that the obligations of the Mortgage
Loan Seller set forth in this Section 5 to cure a Material Breach or a Material
Document Defect, or to repurchase or replace the related Defective Mortgage
Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses
(A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser
(or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

                                       13

          (i) All of the representations and warranties of the Mortgage Loan
     Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the
     "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
     Agreement (insofar as such Agreement affects the obligations of the
     Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
     Closing Date;

          (vi) The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) the Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

          Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers
and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

          (i) This Agreement, duly executed by the Purchaser and the Mortgage
     Loan Seller;

                                       14

          (ii) Each of the Pooling and Servicing Agreement and the
     Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) An Officer's Certificate substantially in the form of Exhibit
     D-1 hereto, executed by the Secretary or an assistant secretary of the
     Mortgage Loan Seller, in his or her individual capacity, and dated the
     Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
     Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
     Agreement, and (B) the organizational documents of the Mortgage Loan
     Seller;

          (iv) A certificate of good standing with respect to the Mortgage Loan
     Seller issued by the Secretary of State of the State of Delaware not
     earlier than 60 days prior to the Closing Date, and upon which the
     Interested Parties may rely;

          (v) A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
     Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
     Closing Date, and upon which the Interested Parties may rely;

          (vi) [Reserved];

          (vii) A written opinion of Dechert LLP, special counsel for the
     Mortgage Loan Seller, dated the Closing Date and addressed to the
     Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (viii) A letter from Dechert LLP, special counsel for the Mortgage
     Loan Seller, dated the Closing Date and addressed to BSCMSI and the
     Underwriters, which letter shall be substantially in the form of Exhibit
     D-3C hereto;

          (ix) copies of all other opinions rendered by counsel for the Mortgage
     Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested
     Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

          (x) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus
     Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
     Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
     Supplement and the Memorandum, compared the results of their calculations to the corresponding items in

                                       15

     any preliminary Prospectus Supplement, the Prospectus Supplement and the
     Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

          (xi) Such further certificates, opinions and documents as the
     Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383 Madison Avenue,
New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing
Director, Commercial Mortgage Department (with copies to the attention of Joseph
T. Jurkowski, Jr., Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 801
Grand Avenue, Des Moines, Iowa 50392, Attention: Margie A. Custis (with copies to the attention of Leanne S. Valentine, Esq.), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,
notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

                                       16

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage
Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the
Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto,
BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any

                                       17

such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        PRINCIPAL COMMERCIAL FUNDING II, LLC

                                        By: /s/ Patrick G. Halter
                                            ------------------------------------
                                        Name:
                                        Title:

                                        By: /s/ Patricia A. Bailey
                                            ------------------------------------
                                        Name:
                                        Title:

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Christopher Hoeffel
                                            ------------------------------------
                                        Name: J. Christopher Hoeffel
                                        Title: Vice President

                                   PCFII MLPA

                                    EXHIBIT A

                     SCHEDULE OF PCFII POOLED MORTGAGE LOANS

                                     Ex. A-1

 ID   CMSA LOAN NO.  CMSA PROPERTY NO.  SELLER LOAN NUMBER  PROPERTY NAME                           LOAN GROUP
--------------------------------------------------------------------------------------------------------------

   8        8              8-001               755645       777 Scudders Mill Road - Unit 3             1
   9        9              9-001               755643       777 Scudders Mill Road - Unit 1             1
  10        10             10-001              755644       777 Scudders Mill Road - Unit 2             1
  14        14             14-001              755642       100 Nassau Park Boulevard                   1
  19        19             19-001              755555       Sterling Jewelers Headquarters              1
  20        20             20-001              755569       The Pointe at Neptune                       2
  21        21             21-001              755605       Chaddwell Apartments                        2
  31        31             31-001              755594       Country Club Plaza                          1
  45        45             45-001              755456       Commerce Crossings Nine                     1
  53        53             53-001              755604       Severgn Apartments                          2
  55        55             55-001              755553       7 West 22nd Street                          1
  56        56             56-001              755637       7950 East McDowell Road                     1
  58        58             58-001              755633       The Shoppes of Long Grove                   1
  59        59             59-001              755510       6101 Cane Run Road                          1
  61        61             61-001              755610       Gwinnett Medical Building                   1
  66        66                                 755592       Kossman Portfolio                           1
66-a                       66-001             755592a       Mansfield Town Center East
66-b                       66-002             755592b       Kroger Foods - Boone
66-c                       66-003             755592c       Kroger Foods - Ellis
  69        69             69-001              755434       46555 Landing Parkway                       1
  70        70             70-001              755601       Anacostia Professional Building             1
  75        75             75-001              755573       McDonogh Surgical Center                    1
  77        77             77-001              755591       Brandywine Centre II                        1
  81        81             81-001              755536       Best Buy Danvers                            1
  83        83             83-001              755513       Simi Valley Business Center                 1
  87        87             87-001              755567       Hagemeyer Headquarters Office Building      1
  91        91             91-001              755471       Sierra Village                              1
  94        94             94-001              755559       2700 East 28th Street                       1
 103       103            103-001              755608       Totowa Shoppes                              1
 109       109            109-001              755564       The Kossman Building                        1
 119       119            119-001              755581       844 Middle Country Road                     1
 120       120            120-001              755483       320 Evesboro Medford Road                   1
 123       123            123-001              755079       1693 - 1699 East Boughton Road              1
 128       128            128-001              755600       Fairfield Inn and Suites Shalimar           1
 136       136            136-001              755587       Trojandale Apartments                       2
 150       150            150-001              755586       The Spot on 30th Street                     2
 157       157            157-001              755438       Rolling Hills Apartments                    2
 160       160            160-001              755609       9090 SW 87 Court                            1
 163       163            163-001              755539       865 Bridgeport Avenue                       1
 177       177            177-001              755588       The Tower                                   2
 182       182            182-001              755532       Mills Shoppes of Winder                     1
 185       185            185-001              755572       6 Corporate Drive                           1
 188       188            188-001              755331       173 Market Street                           1
 192       192            192-001              755524       1091 W. Tehachapi Boulevard                 1
 200       200            200-001              755582       Northglenn Plaza                            1
 202       202            202-001              755595       15286 Hampden Avenue                        1
 203       203            203-001              755574       9400 North Sam Houston Parkway East         1
 206       206            206-001              755538       1 Trap Falls Road                           1

                                                                                                                       CUT-OFF DATE
 ID   ADDRESS                                                        CITY          STATE   ZIP CODE  ORIGINAL BALANCE    BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

   8  777 Scudders Mill Road - Unit 3                         Plainsboro            NJ       08536      60,700,000      60,700,000
   9  777 Scudders Mill Road - Unit 1                         Plainsboro            NJ       08536      59,150,000      59,150,000
  10  777 Scudders Mill Road - Unit 2                         Plainsboro            NJ       08536      53,150,000      53,150,000
  14  100 Nassau Park Boulevard                               West Windsor          NJ       08540      40,000,000      40,000,000
  19  375 & 376 Ghent Road                                    Akron                 OH       44333      30,000,000      30,000,000
  20  3425 West Bangs Avenue                                  Neptune               NJ       07754      29,000,000      29,000,000
  21  100 Kimberwyck Lane                                     Exton                 PA       19341      27,500,000      27,460,994
  31  4101-4199, 4201 & 4237-4287 West 167th Street           Country Club Hills    IL       60478      19,000,000      19,000,000
  45  4600 Commerce Crossings Drive                           Louisville            KY       40229      16,000,000      16,000,000
  53  913 South Severgn Drive                                 Exton                 PA       19341      12,900,000      12,881,703
  55  7 West 22nd Street                                      New York              NY       10010      12,000,000      12,000,000
  56  7950 East McDowell Road                                 Scottsdale            AZ       85257      12,000,000      11,987,022
  58  210-421 Robert Parker Coffin Road, 301-349 Old McHenry
      Road                                                    Long Grove            IL       60047      11,100,000      11,100,000
  59  6101 Cane Run Road                                      Louisville            KY       40258      11,000,000      11,000,000
  61  575 Professional Drive                                  Lawrenceville         GA       30045      10,700,000      10,700,000
  66  Various                                                 Various             Various   Various     10,000,000      10,000,000
66-a  111 West Debbie Lane                                    Mansfield             TX       76063       6,570,000       6,570,000
66-b  2420 North Lebanon Street                               Lebanon               IN       46052       2,110,000       2,110,000
66-c  505 North Highway 77                                    Waxahachie            TX       75165       1,320,000       1,320,000
  69  46555 Landing Parkway                                   Fremont               CA       94538       9,150,000       9,150,000
  70  2041 Martin Luther King Avenue Southeast                Washington            DC       20020       9,000,000       8,987,690
  75  23 Crossroads Drive                                     Owings Mills          MD       21117       8,750,000       8,729,473
  77  560 Village Boulevard                                   West Palm Beach       FL       33409       8,000,000       8,000,000
  81  230 Independence Way                                    Danvers               MA       01923       7,600,000       7,600,000
  83  74-81 & 83-98 West Cochran Street                       Simi Valley           CA       91311       7,500,000       7,484,800
  87  1460 Tobias Gadson Boulevard                            Charleston            SC       29407       7,350,000       7,350,000
  91  3312, 3370, and 3380 La Sierra Avenue                   Riverside             CA       92503       7,120,000       7,120,000
  94  2700 East 28th Street                                   Minneapolis           MN       55406       6,800,000       6,790,718
 103  540-548  Route 46 East                                  Totowa                NJ       07512       6,200,000       6,200,000
 109  100 Forbes Avenue                                       Pittsburgh            PA       15222       5,750,000       5,729,940
 119  844 Middle Country Road                                 Seldon                NY       11784       5,000,000       5,000,000
 120  320 Evesboro Medford Road                               Evesham Township      NJ       08053       5,000,000       5,000,000
 123  1693 -1699 East Boughton Road                           Bolingbrook           IL       60440       4,800,000       4,800,000
 128  1280 North Eglin Parkway                                Shalimar              FL       32579       4,500,000       4,493,753
 136  2623 Ellendale Place                                    Los Angeles           CA       90007       4,000,000       3,994,494
 150  721 West 30th Street                                    Los Angeles           CA       90007       3,400,000       3,395,320
 157  8855 Maya Lane                                          Jennings              MO       63136       3,152,000       3,144,937
 160  9090 SW 87th Court                                      Miami                 FL       33176       3,000,000       3,000,000
 163  865 Bridgeport Avenue                                   Shelton               CT       06484       3,000,000       2,978,452
 177  2901 South Hoover Street                                Los Angeles           CA       90007       2,600,000       2,596,421
 182  105 - 111 East May Street                               Winder                GA       30680       2,500,000       2,489,038
 185  6 Corporate Drive                                       Cranbury              NJ       08512       2,300,000       2,294,232
 188  173 Market Street                                       Potsdam               NY       13676       2,200,000       2,200,000
 192  1091 W. Tehachapi Boulevard                             Tehachapi             CA       93561       2,100,000       2,095,520
 200  11985 Washington Street                                 Northglenn            CO       80233       1,450,000       1,446,427
 202  15286 Hampden Avenue                                    Aurora                CO       80014       1,070,000       1,068,588
 203  9400 North Sam Houston Parkway East                     Humble                TX       77396       1,000,000         995,548
 206  1 Trap Falls Road                                       Shelton               CT       06484         725,000         719,974

      P&I MONTHLY DEBT   IO MONTHLY                  INTEREST ACCRUAL                                           ORIGINAL TERM TO
 ID        SERVICE      DEBT SERVICE  MORTGAGE RATE        BASIS       ARD LOAN (Y/N)  MATURITY DATE OR ARD  MATURITY OR ARD (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

   8        NAP            287,714       5.61000%       Actual/360           No              02/01/17                  120
   9        NAP            289,613       5.79500%       Actual/360           No              02/01/19                  144
  10        NAP            251,927       5.61000%       Actual/360           No              02/01/17                  120
  14        NAP            189,597       5.61000%       Actual/360           No              02/01/17                  120
  19        NAP            141,184       5.57000%       Actual/360           Yes             02/01/17                  120
  20        NAP            135,253       5.52000%       Actual/360           No              02/01/17                  120
  21      154,078            NAP         5.38000%       Actual/360           No              02/01/17                  120
  31        NAP             93,751       5.84000%       Actual/360           No              02/01/17                  120
  45      110,062           74,352       5.50000%       Actual/360           No              02/03/17                  120
  53       72,277            NAP         5.38000%       Actual/360           No              02/01/17                  120
  55       69,724           57,893       5.71000%       Actual/360           No              01/05/17                  120
  56       65,151            NAP         5.59000%       Actual/360           Yes             02/01/17                  120
  58       63,513           52,238       5.57000%       Actual/360           No              02/01/17                  120
  59       64,263           53,533       5.76000%       Actual/360           No              08/01/16                  114
  61        NAP             54,785       6.06000%       Actual/360           No              03/01/12                   60
  66       83,148            NAP         5.77000%         30/360             No              03/01/22                  180
66-a
66-b
66-c
  69       55,153           46,772       6.05000%       Actual/360           No              02/01/15                   96
  70       52,350            NAP         5.72000%       Actual/360           No              02/01/17                  120
  75       49,682            NAP         5.50000%       Actual/360           Yes             01/01/17                  120
  77       45,825           37,717       5.58000%       Actual/360           No              03/01/17                  120
  81        NAP             37,436       5.83000%       Actual/360           Yes             03/01/17                  120
  83       44,581            NAP         5.92000%         30/360             No              01/01/17                  120
  87       43,361           36,329       5.85000%       Actual/360           No              02/01/21                  168
  91       41,505            NAP         5.74000%       Actual/360           No              03/01/17                  120
  94       39,640            NAP         5.74000%       Actual/360           No              02/01/17                  120
 103        NAP             31,011       5.92000%       Actual/360           No              03/01/17                  120
 109       47,995            NAP         5.83000%         30/360             No              02/01/22                  180
 119       35,649            NAP         5.94000%       Actual/360           No              03/01/27                  240
 120       29,913           25,263       5.98000%       Actual/360           No              01/01/17                  120
 123       29,367           25,104       6.19000%       Actual/360           No              01/01/17                  120
 128       25,777            NAP         5.58000%       Actual/360           No              02/01/17                  120
 136       23,115            NAP         5.66000%       Actual/360           No              02/01/17                  120
 150       19,648            NAP         5.66000%       Actual/360           No              02/01/17                  120
 157       18,454            NAP         5.78000%       Actual/360           No              01/01/17                  120
 160       17,260           14,245       5.62000%       Actual/360           No              02/01/17                  120
 163       24,961            NAP         5.78000%       Actual/360           No              01/01/17                  120
 177       15,025            NAP         5.66000%       Actual/360           No              02/01/17                  120
 182       18,273            NAP         6.25000%       Actual/360           No              01/01/27                  240
 185       16,412            NAP         5.95000%       Actual/360           No              02/01/27                  240
 188        NAP             11,599       6.24000%       Actual/360           Yes             01/01/17                  120
 192       12,699            NAP         6.08000%       Actual/360           Yes             01/01/17                  120
 200       10,531            NAP         6.17000%       Actual/360           No              02/01/27                  240
 202       6,463             NAP         6.07000%       Actual/360           No              02/01/17                  120
 203       7,228             NAP         6.11000%       Actual/360           No              01/01/27                  240
 206       6,208             NAP         6.23000%       Actual/360           No              01/01/17                  120

                                   ORIGINAL      REMAINING
        STATED REMAINING TERM    AMORTIZATION  AMORTIZATION  CROSSED WITH  CROSSED LOAN
 ID   TO MATURITY OR ARD (MOS.)   TERM (MOS.)   TERM (MOS.)   OTHER LOANS       ID       PREPAYMENT PROVISIONS (# OF PAYMENTS)
------------------------------------------------------------------------------------------------------------------------------------

   8             119                    0             0                                  GRTR1% or YM(25)/Defeasance or GRTR1% or YM
                                                                                         (93)/Open(2)
   9             143                    0             0                                  GRTR1% or YM(25)/Defeasance or GRTR1% or YM
                                                                                         (117)/Open(2)
  10             119                    0             0                                  GRTR1% or YM(25)/Defeasance or GRTR1% or YM
                                                                                         (93)/Open(2)
  14             119                    0             0                                  GRTR1% or YM(25)/Defeasance or GRTR1% or YM
                                                                                         (93)/Open(2)
  19             119                    0             0                                  LO(25)/Defeasance(91)/Open(4)
  20             119                    0             0                                  LO(25)/Defeasance(93)/Open(2)
  21             119                  360           359                                  LO(25)/Defeasance(93)/Open(2)
  31             119                    0             0                                  LO(25)/Defeasance(93)/Open(2)
  45             119                  240           240                                  LO(60)/GRTR1% or YM(58)/Open(2)
  53             119                  360           359                                  LO(25)/Defeasance(93)/Open(2)
  55             118                  360           360                                  LO(26)/Defeasance(92)/Open(2)
  56             119                  420           419                                  GRTR1% or YM(118)/Open(2)
  58             119                  360           360                                  LO(25)/Defeasance(93)/Open(2)
  59             113                  360           360                                  LO(60)/GRTR1% or YM(49)/Open(5)
  61              60                    0             0                                  LO(24)/Defeasance(34)/Open(2)
  66             180                  180           180                                  LO(24)/GRTR1% or YM(152)/Open(4)
66-a
66-b
66-c
  69              95                  360           360                                  LO(25)/Defeasance(69)/Open(2)
  70             119                  360           359                                  LO(25)/Defeasance(91)/Open(4)
  75             118                  360           358                                  LO(26)/Defeasance(92)/Open(2)
  77             120                  360           360                                  LO(24)/Defeasance(94)/Open(2)
  81             120                    0             0                                  LO(24)/Defeasance(93)/Open(3)
  83             118                  360           358                                  GRTR1% or YM(116)/Open(4)
  87             167                  360           360                                  LO(25)/Defeasance(140)/Open(3)
  91             120                  360           360                                  LO(24)/Defeasance or GRTR1% or
                                                                                         YM(89)/Open(7)
  94             119                  360           359                                  LO(25)/Defeasance(93)/Open(2)
 103             120                    0             0                                  LO(24)/Defeasance or GRTR1% or
                                                                                         YM(92)/Open(4)
 109             179                  180           179                                  LO(25)/GRTR1% or YM(151)/Open(4)
 119             240                  240           240                                  LO(24)/GRTR1% or YM(214)/Open(2)
 120             118                  360           360                                  LO(26)/Defeasance(92)/Open(2)
 123             118                  360           360                                  LO(26)/GRTR1% or YM(92)/Open(2)
 128             119                  360           359                                  LO(25)/Defeasance(93)/Open(2)
 136             119                  360           359                                  LO(25)/GRTR1% or YM(91)/Open(4)
 150             119                  360           359                                  LO(25)/GRTR1% or YM(91)/Open(4)
 157             118                  360           358                                  LO(26)/GRTR1% or YM(92)/Open(2)
 160             119                  360           360                                  LO(25)/GRTR1% or YM(93)/Open(2)
 163             118                  180           178                                  LO(26)/GRTR1% or YM(92)/Open(2)
 177             119                  360           359                                  LO(25)/GRTR1% or YM(91)/Open(4)
 182             238                  240           238                                  LO(26)/GRTR1% or YM(212)/Open(2)
 185             239                  240           239                                  LO(25)/Defeasance(213)/Open(2)
 188             118                    0             0                                  LO(26)/GRTR1% or YM(91)/Open(3)
 192             118                  360           358                                  LO(26)/GRTR1% or YM(92)/Open(2)
 200             239                  240           239                                  GRTR1% or YM(238)/Open(2)
 202             119                  360           359                                  LO(25)/GRTR1% or YM(93)/Open(2)
 203             238                  240           238                                  LO(26)/Defeasance(212)/Open(2)
 206             118                  180           178                                  LO(26)/GRTR1% or YM(92)/Open(2)

        OWNERSHIP     LOAN   ADMINISTRATIVE                      GRACE PERIOD                                LETTER OF CREDIT
 ID      INTEREST    SELLER     FEE RATE     DUE DATE        (PRIOR TO LATE FEES)       LETTER OF CREDIT       DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------

   8       Fee       PCF II     0.03135%        1st                                  2
   9       Fee       PCF II     0.03135%        1st                                  2
  10       Fee       PCF II     0.03135%        1st                                  2
  14       Fee       PCF II     0.03135%        1st                                  2
  19       Fee       PCF II     0.03135%        1st                                  0
  20       Fee       PCF II     0.03135%        1st                                  2
  21       Fee       PCF II     0.03135%        1st                                  0
  31       Fee       PCF II     0.03135%        1st                                  0  Yes ($1,436,501)  Upfront TI/LC Reserve
  45       Fee       PCF II     0.03135%        3rd                                  0
  53       Fee       PCF II     0.03135%        1st                                  0
  55       Fee       PCF II     0.03135%        5th                                  0
  56       Fee       PCF II     0.03135%        1st                                  0
  58  Fee/Leasehold  PCF II     0.03135%        1st                                  0   Yes ($206,300)      UpfrontOccupancy
                                                                                                               Reserve LOC
  59       Fee       PCF II     0.03135%        1st                                  2
  61       Fee       PCF II     0.03135%        1st                                  0
  66       Fee       PCF II     0.03135%        1st                                  0
66-a       Fee       PCF II
66-b       Fee       PCF II
66-c       Fee       PCF II
  69       Fee       PCF II     0.03135%        1st                                  0
  70       Fee       PCF II     0.03135%        1st                                  0
  75       Fee       PCF II     0.03135%        1st                                  0
  77       Fee       PCF II     0.03135%        1st                                  2
  81       Fee       PCF II     0.03135%        1st    5 (only once per calendar year)
  83       Fee       PCF II     0.03135%        1st                                  0   Yes ($125,000)   Upfront TI/LC Reserve
  87       Fee       PCF II     0.03135%        1st                                  0
  91       Fee       PCF II     0.03135%        1st                                  0
  94       Fee       PCF II     0.03135%        1st                                  2   Yes ($350,000)   Upfront TI/LC Reserve
 103       Fee       PCF II     0.03135%        1st                                  0
 109       Fee       PCF II     0.03135%        1st                                  0
 119       Fee       PCF II     0.03135%        1st                                  0
 120       Fee       PCF II     0.03135%        1st                                  0
 123       Fee       PCF II     0.03135%        1st                                  0
 128       Fee       PCF II     0.03135%        1st                                  0
 136       Fee       PCF II     0.03135%        1st                                  0
 150       Fee       PCF II     0.03135%        1st                                  0
 157       Fee       PCF II     0.03135%        1st                                  3
 160       Fee       PCF II     0.03135%        1st                                  0
 163       Fee       PCF II     0.03135%        1st                                  0
 177       Fee       PCF II     0.03135%        1st                                  0
 182       Fee       PCF II     0.03135%        1st                                  0
 185       Fee       PCF II     0.03135%        1st                                  0
 188       Fee       PCF II     0.03135%        1st                                  0
 192       Fee       PCF II     0.03135%        1st                                  0
 200       Fee       PCF II     0.03135%        1st                                  0
 202       Fee       PCF II     0.03135%        1st                                  0
 203       Fee       PCF II     0.03135%        1st                                  0
 206       Fee       PCF II     0.03135%        1st                                  0

                                                                                                                  INITIAL MASTER
 ID                             LOAN SPONSOR                                       INITIAL MASTER SERVICER      SERVICING FEE RATE
----------------------------------------------------------------------------------------------------------------------------------

   8  Belair Capital Fund LLC                                           Wells Fargo Bank, National Association       0.03050%
   9  Belwater Capital Fund LLC                                         Wells Fargo Bank, National Association       0.03050%
  10  Belshire Capital Fund LLC                                         Wells Fargo Bank, National Association       0.03050%
  14  Clearwood Capital Fund LLC                                        Wells Fargo Bank, National Association       0.03050%
  19  Riverview Management Company                                      Wells Fargo Bank, National Association       0.03050%
  20  Karasick, George O.; Jack Morris; Harry Reider                    Wells Fargo Bank, National Association       0.03050%
  21  Hankin, Robert; Samuel Hankin; Richard Hankin                     Wells Fargo Bank, National Association       0.03050%
  31  Tucker, Richard                                                   Wells Fargo Bank, National Association       0.03050%
  45  Heiner, Harold L.; Stanley R. Franczek                            Wells Fargo Bank, National Association       0.03050%
  53  Hankin, Robert; Samuel Hankin; Richard Hankin                     Wells Fargo Bank, National Association       0.03050%
  55  Goldrach, Anne                                                    Wells Fargo Bank, National Association       0.03050%
  56  Pries, Paul; Koula Pries; Terry Pries; Dino Pries; George Pries   Wells Fargo Bank, National Association       0.03050%
  58  Green Courte Real Estate Partners, LLC                            Wells Fargo Bank, National Association       0.03050%
  59  Natan, Ed; Asher Hyman                                            Wells Fargo Bank, National Association       0.03050%
  61  Montecito Medical Investment Company                              Wells Fargo Bank, National Association       0.03050%
  66  Town Development Inc, Curtis Kossman, Marc Kossman, Paul Kossman  Wells Fargo Bank, National Association       0.03050%
66-a
66-b
66-c
  69  Stephens, Don; Lane Stephens                                      Wells Fargo Bank, National Association       0.03050%
  70  Curtis III, George T.; Curtis Investment Group, Inc.              Wells Fargo Bank, National Association       0.03050%
  75  MacKenzie Properties, Inc., H.S. Development Association,
      Building C Development Association                                Wells Fargo Bank, National Association       0.03050%
  77  Ruddy, Christopher                                                Wells Fargo Bank, National Association       0.03050%
  81  Wong, Dennis; Richard Squires                                     Wells Fargo Bank, National Association       0.03050%
  83  Udall, Ronald                                                     Wells Fargo Bank, National Association       0.03050%
  87  Lexington Corporate Properties Trust; Lepercq Corporate
      Income Fund II                                                    Wells Fargo Bank, National Association       0.03050%
  91  Cahan, Robert M.; Joe Ham                                         Wells Fargo Bank, National Association       0.03050%
  94  Tankenoff, Scott M.; Hillcrest Development LLLP                   Wells Fargo Bank, National Association       0.03050%
 103  Bressman, Charles                                                 Wells Fargo Bank, National Association       0.03050%
 109  Kossman, Curtis; Marc Kossman                                     Wells Fargo Bank, National Association       0.03050%
 119  Delisle, Roger; Thomas Ghents                                     Wells Fargo Bank, National Association       0.03050%
 120  Juliano, Thomas E.; Michelle Banfe                                Wells Fargo Bank, National Association       0.03050%
 123  Gotlieb, Roy                                                      Wells Fargo Bank, National Association       0.03050%
 128  Bruner, Vincent M.                                                Wells Fargo Bank, National Association       0.03050%
 136  Tennen, Harold; Roberta Tennen                                    Wells Fargo Bank, National Association       0.03050%
 150  Tennen, Harold; Roberta Tennen                                    Wells Fargo Bank, National Association       0.03050%
 157  Sheehy, Alan; Rick Bennett                                        Wells Fargo Bank, National Association       0.03050%
 160  Pozo, Jaime                                                       Wells Fargo Bank, National Association       0.03050%
 163  Francini, Peter J.                                                Wells Fargo Bank, National Association       0.03050%
 177  Tennen, Harold; Roberta Tennen                                    Wells Fargo Bank, National Association       0.03050%
 182  Sullivan, Michael                                                 Wells Fargo Bank, National Association       0.03050%
 185  Kerzner, Sandy; Irving Kerzner; Hope Kerzner                      Wells Fargo Bank, National Association       0.03050%
 188  Gold, David                                                       Wells Fargo Bank, National Association       0.03050%
 192  Gibbs Jr., Charles                                                Wells Fargo Bank, National Association       0.03050%
 200  Hauser, Kimberly                                                  Wells Fargo Bank, National Association       0.03050%
 202  Schindler, Eric; Carrie Schindler                                 Wells Fargo Bank, National Association       0.03050%
 203  Helman, Gloria                                                    Wells Fargo Bank, National Association       0.03050%
 206  Francini, Peter J.                                                Wells Fargo Bank, National Association       0.03050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Delaware.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of Iowa.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN SELLER'S
KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE
OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE
MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

          The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the
Trustee.

          5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an Assignment of Leases, either as a separate instrument or as part of the Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

                                        3

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee

                                        4

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

(including endorsement and delivery of the related Mortgage Note to the
Purchaser and recording of the related Assignment of Mortgage in favor of
Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such
Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgage Loans identified on Schedule C to this Agreement as Property Condition or Engineering
Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property
Condition or Engineering Report, with respect to each Mortgaged Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged Property securing a
Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property
Condition or Engineering Report Loan, the applicable Property Condition or
Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has

                                        5

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

been delivered to the Purchaser, and (c) either (i) no such Environmental
Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii)
if any such Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged
Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental
Report, where obtained, or in any Borrower questionnaire delivered to Mortgage
Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on Schedule C (Representation 12) to this Agreement, the Mortgage
Loan Seller required the related Borrower to deliver, or the Mortgage Loan
Seller itself obtained, a secured creditor impaired property insurance policy naming the Mortgage Loan Seller and its successors and/or assigns as a loss payee (a "Secured Creditor Policy") or a pollution legal liability policy naming the Mortgage Loan Seller and its

                                        6

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

successors and/or assigns as an additional insured (a "PLL Policy"; a Secured
Creditor Policy or a PLL Policy, an "Environmental Policy") (provided that a
Mortgaged Property will not be identified on Schedule C (Representation 12) to this Agreement unless the applicable Environmental Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such
Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such
Environmental Policy have been so paid; and either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental
Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such Environmental Policy.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the
Anticipated Repayment Date) of the Mortgage Loan to which it relates and either
(x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated
Repayment Date) of the related Mortgage Loan, (2) provides for a deductible in an amount reasonably acceptable to the Mortgage Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan Seller. The Mortgage for each
Mortgage Loan encumbering the related Mortgaged Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in

                                        7

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage
Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance

                                        8

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each
Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management
Agency as having special flood hazards, the related Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

          15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each

                                        9

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged
Property is located) that if a casualty occurred at that time, the Mortgaged
Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld;
     provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

          (d) The related ground lessor has agreed to provide the holder of the
     Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
     Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

                                       10

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          (e) In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease;
     such Ground Lease provides that no notice of termination given under such
     Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such
     Ground Lease; to the Mortgage Loan Seller's knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

          (f) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage
     Loan fully or substantially amortizes by the stated maturity;

          (g) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

          (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the
     Mortgage Loan together with any accrued interest thereon;

          (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
     Mortgage Loan; and

          (j) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
     Loan, and any such action without such consent is not binding on such mortgagee, its successors

                                       11

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

     or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

          19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

          22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the

                                       12

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. Each of the related Mortgage
Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

          24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the

                                       13

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

          29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

          30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

          32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the

                                       14

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. Neither the
Mortgage Loan Seller nor any servicer on behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

          33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

          34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                                       15

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

          37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          38. [RESERVED]

          39. [RESERVED]

          40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

          41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

          42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

                                       16

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

          43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

          45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

          46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

          47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

          48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents

                                       17

                                                       PMCF/BSCMI/NLIC/PCF/PCFII

included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

          49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

          50. Loan Servicing. The servicing practices used with respect to each
Mortgage Loan have been in all material respects legal, proper, and prudent.

          51. Terrorism Insurance. With respect to each Mortgage Loan that has a
Stated Principal Balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                            INDIVIDUAL MORTGAGE LOANS

                    PRINCIPAL COMMERCIAL FUNDING II - PWR 15

REP. NO. 15 - INSURANCE

LOAN NO. 755331 - 173 MARKET STREET

EXPLANATION - Pursuant to the loan documents and the lease for the single tenant, Walgreen's is allowed to self-insure the property if their net worth is at least $200,000,000, there is no tenant default, and the lease remains in full force and effect. Walgreen's is currently self-insuring for the required coverages. Walgreen's does have the right to abate rent during a casualty restoration starting in the year 2029; however, the loan matures in 2017 so loss of rents was not required at closing.

LOAN NO. 755524 - 1091 W. TEHACHAPI BOULEVARD

EXPLANATION - Pursuant to the loan documents and the lease for the single tenant, Walgreen's is allowed to self-insure for the required coverages of this loan as long as they maintain a net worth of at least $300,000,000, there is no tenant default, and the lease remains in full force and effect. Walgreen's is currently self-insuring the property for the all risk and general liability coverage.

EXPLANATION - Lease is written to allow tenant to self-insure and provide loss of rents, so this coverage is included in their self-insurance program.

LOAN NO. 755536 - BEST BUY DANVERS)

EXPLANATION - Fire and extended perils (building coverage) has been waived for the life of the loan because the security for this loan is land only. Loss of
Rents coverage has been waived for the life of the loan as there is no termination or abatement rights in the lease.

LOAN NO. 755574 - 9400 NORTH SAM HOUSTON PARKWAY EAST

EXPLANATION - Fire and extended perils (building coverage) has been waived for the life of the loan because the security for this loan is land only.

EXPLANATION - The lease does allow for termination rights during the last three years of the lease, therefore the loan documents require the borrower to provide the loss of rents coverage beginning that year (2023).

LOAN NO. 755592 - KOSSMAN PORTFOLIO

EXPLANATION - Pursuant to the loan documents and the lease for the single tenant, Kroger is allowed to self-insure if their net worth is at least
$100,000,000, there is no tenant default, and the lease remains in full force and effect. Kroger is currently self-insuring for two of the insured collaterals
(2420 N Lebanon St, Lebanon, IN 46052 and 505 N Hwy 77, Waxahachie, TX 75165).

EXPLANATION - Because of termination/abatement rights, the borrower is required and is providing loss of rents coverage on all three insured collaterals.

                                    Sch. C-1

LOAN NO. 755637 - 7950 EAST MCDOWELL ROAD

EXPLANATION - Fire and extended perils (building coverage) has been waived for the life of the loan because the security for this loan is land only. Loss of
Rents coverage has been waived for the life of the loan as there is no termination or abatement rights in the lease.

EXPLANATION - The tenant Lowe's self-insures for the general liability coverage.
Lease does allow for tenant to self-insure for general liability coverage so long as the Tenant or its parent corporation's combined net worth exceeds
$200,000,000.

LOAN NO. 755642 - 100 NASSAU PARK BOULEVARD
LOAN NO. 755643 - 777 SCUDDERS MILL ROAD - UNIT 1
LOAN NO. 755644 - 777 SCUDDERS MILL ROAD - UNIT 2
LOAN NO. 755645 - 777 SCUDDERS MILL ROAD - UNIT 3

EXPLANATION - Pursuant to the loan documents and the lease for the single tenant, Bristol-Myers Squibb Company, tenant is allowed to self-insure for all the required coverages of these loans provided there is no tenant default. The tenant Bristol-Myers Squibb Company is currently self-insuring for the terrorism coverage.

EXPLANATION - Loss of Rents coverage has been waived while the tenant's lease is in place as there are no termination or abatement rights in the lease.

REP. NO. 17 - LOCAL LAW COMPLIANCE

LOAN NO. - 755438 - ROLLING HILLS APARTMENTS

EXPLANATION - The property is legal, non-conforming with respect to parking and minimum lot area. The property requires 224 parking spaces and there are 138 parking spaces (deficient 86 spaces). The minimum lot area per dwelling unit is
3,500 sq. ft. which means the minimum lot area per code is 448,000 sq. ft. and the current lot area is 261,796 sq. ft. The property must be rebuilt to then-current code if there is casualty damage of 60% or more of the appraised value. Casualty damage equating to less than 60% of the appraised value may only be rebuilt to its then current state upon issuance of a variance. The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.20x debt service coverage in the event the property cannot be rebuilt to its current state. Ordinance and law coverage was obtained.

LOAN NO. - 755581 - 844 MIDDLE COUNTRY ROAD

EXPLANATION - The property is legal non-conforming use with respect to parking.
The property requires 87 parking spaces but there are 64 parking spaces
(deficient 23 spaces). The property can be rebuilt to its current state unless there is casualty damage of more than 50% of the reconstruction cost of the total structure. The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.10x debt service coverage in the event the property cannot be rebuilt to its current state due to the parking deficiency. The LTV for the property is 66.7%.

LOAN NO. - 755586 - THE SPOT ON 30TH STREET

EXPLANATION - The property is legal non-conforming with respect to setback line requirements and parking. The current front setback requirement is 15 feet and the front setback is 10 feet, thus it encroaches by 5 feet. The current side setback requirement is 6 feet and the rear setback is 5.2, thus it encroaches by
0.8 feet. The current rear setback requirement is 15 feet and the rear setback is 4.9 feet, thus it encroaches by 10.1 feet. The

                                    Sch. C-2

property requires 21 parking spaces and there are 20 parking spaces (deficient 1 space). The property can be rebuilt to its current state unless there is casualty damage of more than 75% of the structure. The LTV for the property is
56.6%.

LOAN NO. - 755587 -TROJANDALE APARTMENTS

EXPLANATION - The property is legal non-conforming with respect to setback line requirements. The current side setback requirement is 6 feet and the rear setback is 3.7, thus it encroaches by 2.3 feet. The current rear setback requirement is 15 feet and the rear setback is 8.3 feet, thus it encroaches by
6.7 feet. The property can be rebuilt to its current state unless there is casualty damage of more than 75% of the structure. The LTV for the property is
62.2%.

LOAN NO. - 755588 - THE TOWER

EXPLANATION - The property is legal non-conforming with respect to setback line requirements and parking. The current front setback requirement is 15 feet and the front setback is 4.31 feet, thus it encroaches by 10.69 feet. The current rear setback requirement is 15 feet and the rear setback is 5 feet, thus it encroaches by 10 feet. The property requires 13 parking spaces and there are 8 parking spaces (deficient 5 spaces. The property can be rebuilt to its current state unless there is casualty damage of more than 75% of the structure. The LTV for the property is 58.2%.

LOAN NO. - 755592 - KOSSMAN PORTFOLIO /MANSFIELD TOWN CENTER EAST

EXPLANATION - The Lebanon property is legal non-conforming with respect to parking. Zoning requires 312 spaces, and the property has 256 spaces (deficient
56 spaces). The property can be restored to its existing state unless there is casualty damage of more than 50% of the structure. There is the potential of some parking available on adjacent property via reciprocal easement agreement recorded in Deed Record 206, page 581 and Deed Record 209, page 184.

LOAN NO. - 755604 - SEVERGN APARTMENTS

EXPLANATION - The property is legal non-conforming with respect to parking.
Zoning requires 480 spaces and the property has 388 spaces (deficient 92 spaces). The property can be restored to its existing state unless there is casualty damage of more than 75% of the market value immediately prior to such damage and the Borrower does not commence reconstruction within 6 months of loss. The property is comprised of 16 buildings. Ordinance and Law coverage was obtained.

LOAN NO. - 755605 - CHADDWELL APARTMENTS

EXPLANATION - The property is legal non-conforming with respect to use, building length and units per acre. The current use is multi-family and the new approved use is residential (not including multi-family). The property can be restored to its existing state unless there is casualty damage of more than 75% of the market value immediately prior to such damage and the Borrower does not commence reconstruction within one year of loss. The property is comprised of 27 buildings. Ordinance and law coverage was obtained.

The current use can be continued following a casualty provided reconstruction begins within one year of loss and is completed within one year of the date commenced. We have added a requirement to the mortgage that any reconstruction following casualty must meet these two criteria.

The maximum building length is 120 feet. Some of the 27 buildings on the site exceed this maximum by 67.33 feet and others exceed it by 21.33 feet. The maximum number of units per acre is 4 and this site has 6.96 per acre (exceeding the requirement by 2.96 units per acre). For building length and units per acre, the current

                                    Sch. C-3

structures can be reconstructed as they currently are following a casualty provided reconstruction begins within one year of loss and is completed within one year of the date commenced. We have added a requirement to the mortgage that any reconstruction following casualty must meet these two criteria.

LOAN NO. - 755608 - TOTOWA SHOPPES

EXPLANATION - The property is legal non-conforming with respect to lot coverage, floor area ratio and parking requirements. Maximum lot coverage is 20% and the existing property has lot coverage of 35%; thus lot coverage exceeds code by
15%. Maximum floor area ratio is 30% and the existing property has a floor area ratio of 35%; thus the floor area ratio exceeds code by 5%. The property requires 143 parking spaces (1 space per 150 sq. ft. of retail space) and there are 78 parking spaces (deficient 65 spaces). The property can be rebuilt to its current state unless there is casualty damage of more than 99% of the structure.
The LTV for the property is 65.3% the DSCR.

LOAN NO. - 755633 - THE SHOPPES OF LONG GROVE

EXPLANATION - The property is legal non-conforming with respect to setback line requirements, heights and parking. The property is comprised of 14 separate buildings. Bldg 17 encroaches on the front setback along Old McHenry Road by 4.8 feet, Buildings 13 and 23 encroach on the rear setback of 15 feet by 6.46' to
10.77' and Building 36 encroaches on the side setback of 15 feet by 13.76' to
14.2'. The property requires 212 parking spaces and there are 78 parking spaces.
The property is currently short 134 parking spaces. Four buildings exceed the max 30' height restriction by approx 1.5 to 3 feet. The property can be rebuilt to its current state unless there is casualty damage of more than 80% of the value of the structure. Ordinance and Law coverage was obtained.

REP. NO. 18 - LEASEHOLD ESTATE ONLY

LOAN NO. - 755633 - THE SHOPPES OF LONG GROVE

EXPLANATION - A portion of the land (Parcels 8A and 8B on the pro forma title insurance policy) are encumbered by an unsubordinated ground lease (which land and parking area were not included in lender's valuation of the property). The ground leased parcels are used solely for parking (there are no building improvements on these two parcels). The ground lease does not have a casualty damage clause and the lease does not require the lessee under the ground lease to insure the parking lot surface against damage or destruction. Seller (aka lender) does not require parking surfaces to be insured against for casualty damage in the loan documents. Rep No.18 (h) requires application of insurance proceeds to either rebuilding or to pay/reduce the loan balance. Because of the structure noted above, this rep does not apply in this instance and cannot be made. All other ground lease reps in Rep No. 18 can be made without exception.

REP. NO. 26 - LICENSES AND PERMITS

LOAN NO. - 755434 - 46555 LANDING PARKWAY

EXPLANATION - The Certificate of Occupancy has not been received for the single tenant in the property, Rackable Systems, Inc. The loan is fully recourse until such time as Lender has obtained the Certificate of Occupancy for Rackable
Systems, Inc

                                    Sch. C-4

REP. NO. 28 - RELEASES OF MORTGAGED PREMISES

LOAN NO. - 755513 - SIMI VALLEY BUSINESS CENTER

EXPLANATION - Two partial releases are allowed. If one of the partial releases is of Building #82-A, it shall be allowed without a partial paydown of the loan amount because the building was not included as part of the appraised value. The building is 16,374 sq. ft. and the existing tenant has a purchase option on the building. A REMIC opinion is required in connection with either partial release.

REP. NO. 34 - SINGLE PURPOSE ENTITY

LOAN NO. - 755553 - 7 WEST 22ND STREET

EXPLANATION - The Borrower is not required to be an SPE but is required to be a single asset entity. The LTV for the property is 50.6%.

LOAN NO. - 755605 - CHADDWELL APARTMENTS

EXPLANATION - Borrower is not required to be an SPE. The following leverage restriction was added to the mortgage in lieu of the SPE requirement: Borrower shall: (k) restrict the leverage on all properties (other than the Premises)
owned by The Hankin Group and Hankin Enterprises, Ltd, who are current members of the Borrower, to a maximum of eighty percent (80%) of value collectively.

                                    Sch. C-5

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed Certificate attached at Tab 49.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Principal Commercial
Funding, LLC ("PCFII") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale Agreement dated as of March 29, 2007 (the "Mortgage Loan Purchase Agreement") among PCFII as seller and Bear Stearns Commercial Mortgage Securities Inc. as purchaser (the
"Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of
PCFII in or made pursuant to Section 4(a) of the Mortgage Loan Purchase
Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) PCFII has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan
Purchase Agreement, any material adverse change in the financial condition of
PCFII. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                        Certified this 29th day of March, 2007.

                                        PRINCIPAL COMMERCIAL FUNDING II, LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(vi)

                                   [Reserved]

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(vii)

                      Executed opinion attached at Tab 106.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(viii)

                Executed opinion attached at Tab 103 and Tab 104.

                                   Ex. D-3C-1